UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 30, 2022

DARÉ BIOSCIENCE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36395	20-4139823
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3655 Nobel Drive, Suite 260

San Diego, CA 92122

(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (858) 926-7655

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock	DARE	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01	Completion of Acquisition or Disposition of Assets.

As previously reported, on March 31, 2022, Daré Bioscience, Inc. (“Daré,” “we,” “us,” or “our”) and an affiliate of Organon & Co., Organon International GmbH (“Organon”), entered into an exclusive license agreement (the “License Agreement”), pursuant to which Daré agreed to grant Organon exclusive worldwide rights to develop, manufacture and commercialize XACIATO™ (clindamycin phosphate vaginal gel, 2%) and other future intravaginal or urological products for human use formulated with clindamycin that rely on intellectual property controlled by Daré. XACIATO was approved by the U.S. Food and Drug Administration in December 2021 for the treatment of bacterial vaginosis in female patients 12 years of age and older.

Following the satisfaction of the closing conditions under the License Agreement, on June 30, 2022 (the “Effective Date”), the License Agreement became fully effective. Daré will receive a $10.0 million non-refundable and non-creditable upfront payment from Organon by early in the third quarter of 2022. Daré is eligible to receive tiered double-digit royalties based on net sales of licensed products and up to $182.5 million in milestone payments as follows: $2.5 million following the first commercial sale of a licensed product in the United States, which is expected to occur during the fourth quarter of 2022; and up to $180.0 million in tiered commercial sales milestones and regulatory milestones.

The royalty period for each licensed product will continue on a country-by-country basis from the first commercial sale of the licensed product in the country until the expiration of the later of (i) the date that no valid patent claim would be infringed in the absence of the license granted under the License Agreement by the sale of the licensed product in the country, (ii) 10 years after the end of the month in which the first commercial sale of the licensed product in the country occurred, and (iii) the expiration of regulatory market exclusivity for the licensed product in that country. Royalty payments are subject to customary reductions and offsets.

Unless terminated earlier, the License Agreement will expire on a product-by-product and country-by-country basis upon expiration of the applicable royalty period for each licensed product. In addition to customary termination rights for both parties, following the first anniversary of the Effective Date, Organon may terminate the License Agreement in its entirety or on a country-by-country basis at any time in Organon’s sole discretion on 120 days’ advance written notice.

Under the License Agreement, Daré is responsible for regulatory interactions and for providing product supply on an interim basis until Organon assumes such responsibilities. Until such time, Organon will purchase all of its product requirements of XACIATO from Daré at a transfer price equal to our manufacturing costs plus a single-digit percentage markup.

The foregoing description of the License Agreement does not purport to be complete and is qualified in its entirety by reference to the License Agreement, a redacted copy of which was filed with the Securities and Exchange Commission (“SEC”) on May 12, 2022 as Exhibit 10.1 to our quarterly report on Form 10-Q for the quarterly period ended March 31, 2022 and is incorporated herein by reference. The closing of the transactions contemplated by the License Agreement might be considered a disposition of assets reportable under Item 2.01. Accordingly, we are reporting the closing as if Item 2.01 were applicable. We determined, however, that the transactions contemplated by the License Agreement do not involve the disposition of a business.

Item 7.01	Regulation FD Disclosure.

On June 30, 2022, Daré issued a press release announcing that the License Agreement is fully effective, a copy of which is furnished as Exhibit 99.1 to this report.

The information under this Item 7.01 and in Exhibit 99.1 is being furnished and is not being filed for purposes of Section 18 of the Securities and Exchange Act of 1934 and is not to be incorporated by reference into any filing of the registrant under the Securities Act of 1933 or the Securities Exchange Act of 1934, whether made before or after the date hereof, regardless of any general incorporation language in any such filing, except as shall be expressly set forth by specific reference in such a filing.

Cautionary Statement Regarding Forward-Looking Statements

This report contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities and Exchange Act of 1934. To the extent that statements contained in this report are not descriptions of historical facts, they are forward-looking statements. Forward-looking statements include statements relating to the development, manufacture and commercialization of XACIATO, the timing of the first commercial sale of XACIATO, and any future licensed product under the License Agreement by Organon. Forward-looking statements are based on current expectations and assumptions that are subject to risks and uncertainties. Actual results could differ materially from those anticipated as a result of various factors, including, without limitation, the risk that payments to Daré under the License Agreement may be significantly less than anticipated or potential amounts; Daré’s dependence on Organon, its affiliates and/or its sublicensees to commercialize XACIATO and on other third parties to supply XACIATO and its components for commercial sale, and Daré’s lack of control over the efforts and resources that any of these third parties devotes to the manufacture and commercialization of XACIATO and any future licensed product. For a further description of the risks and uncertainties that could cause actual results to differ from those expressed in the forward-looking statements, as well as risks relating to Daré’s business in general, please refer to Daré’s annual report on Form 10-K filed with the SEC on March 31, 2022, and its current and future periodic reports filed with the SEC. You are urged to consider these factors carefully in evaluating the forward-looking statements in this report and are cautioned not to place undue reliance on such forward-looking statements, which are qualified in their entirety by this cautionary statement. Unless otherwise required by law, Daré expressly disclaims any obligation to update publicly any forward-looking statements, whether as result of new information, future events or otherwise.

Item 9.01	Financial Statements and Exhibits.

(d)       Exhibits

Exhibit No.	Description
2.1 +#	Exclusive license agreement by and between Organon International GmbH and Daré Bioscience, Inc., dated as of March 31, 2022

99.1	Press release issued on June 30, 2022

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

+ Portions of this exhibit have been redacted in compliance with paragraphs (b)(2)(ii) and (b)(10) of Item 601 of Regulation S-K. The omitted information, which is marked in brackets in the exhibit, is not material and is the type that we treat as private or confidential.

# This exhibit was filed with the SEC on May 12, 2022 as Exhibit 10.1 to our quarterly report on Form 10-Q for the period ended March 31, 2022 and is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DARÉ BIOSCIENCE, INC.

Dated: June 30, 2022	By:	/s/ Sabrina Martucci Johnson
	Name:	Sabrina Martucci Johnson
	Title:	President and Chief Executive Officer

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